                                                                   EXHIBIT 10(d)


                            TITAN INTERNATIONAL, INC.
                          TITAN INVESTMENT CORPORATION
                             TITAN CREDITCORPORATION

                FIRST AMENDMENT TO MULTICURRENCY CREDIT AGREEMENT

Harris Trust and Savings Bank,
   as Agent
111 West Monroe Street
Chicago, Illinois  60603

The other Banks party to the
   Credit Agreement identified
   and defined below

Ladies and Gentlemen:

         Reference is hereby made to that certain Multicurrency Credit Agreement dated as of September 17, 1998 (the "Credit Agreement") by and among Titan International, Inc., an Illinois corporation (the "Company"), Titan Investment Corporation, an Illinois corporation ("Titan Investment") and Titan Credit Corporation, a Nevada corporation ("Titan Credit"; the Company, Titan Investment and Titan Credit being hereinafter referred to collectively as the "Borrowers" and individually as a "Borrower") and each of you (the "Banks") pursuant to which the Banks currently extend credit to the Borrowers. Capitalized terms used herein shall have the same meaning herein as such terms have in the Credit Agreement unless otherwise specified.

         The Borrowers have requested that the Banks make certain amendments to the Credit Agreement. The Banks have agreed to accommodate such requests by the Borrowers on the terms and conditions set forth in this First Amendment to Multicurrency Credit Agreement (the "Amendment").

SECTION 1.           AMENDMENTS.

         Upon the effectiveness of this Amendment as hereinafter set forth, the Credit Agreement shall be and hereby is amended as follows:

        Section 1.01. Borrowing Base. Section 1.1 of the Credit Agreement shall be and hereby is amended by inserting the following immediately after the second sentence of such Section:

                  "During Calendar Year 1999, the sum of the aggregate Original Dollar Amount of outstanding Loans (whether Committed Loans or Bid Loans) and L/C Obligations (other than the Excluded Standby L/C Obligations) shall not exceed the Borrowing Base as then determined and computed."


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

        Section 1.02. Maximum L/C Obligations. Section 1.2(a) of the Credit Agreement shall be amended by striking the first sentence of such Section and substituting therefor the following:

                  "Subject to the terms and conditions hereof, as part of the Revolving Credit, the Agent shall from time to time issue standby letters of credit and commercial letters of credit (each a "Letter of Credit") for the account of any or all of the Borrowers (whether or not also for the account of any other Subsidiary of the Company as well) prior to the Termination Date, in an aggregate undrawn face amount up to the amount of the L/C Sub-Limit, provided that the aggregate Original Dollar Amount of L/C Obligations at any time outstanding shall not exceed the difference between (x) the Commitments in effect at such time and (y) the aggregate Original Dollar Amount of Loans (whether Committed Loans or Bid Loans) then outstanding, and further provided that during Calendar Year 1999, the aggregate Original Dollar Amount of L/C Obligations (other than the Excluded Standby L/C Obligations) at any time outstanding shall not exceed the difference between (x) the Borrowing Base as then determined and computed and (y) the aggregate Original Dollar Amount of Loans (whether Committed Loans or Bid Loans) then outstanding."

        Section 1.03. NationsBank Letter of Credit. Section 1.2 of the Credit Agreement shall be amended by inserting the following new subsection immediately at the end thereof:

                           "(i) NationsBank Letter of Credit. Notwithstanding
                  anything in this Agreement to the contrary, that certain standby Letter of Credit (the "NationsBank Letter of Credit") dated March 30, 1995 issued by NationsBank, N.A. ("NationsBank") to Norwest Bank Minnesota, N.A. in the original amount of $9,609,315.00 to support the industrial revenue bond issue in Greenwood, South Carolina described in item 1 of Schedule 10.11(g) hereof shall constitute a "Letter of Credit" herein for all purposes of this Agreement to the same extent, and with the same force and effect, as if such Letter of Credit had been issued under this Agreement by the Agent at the request of the Company, but subject to the following: (i) NationsBank shall act on behalf of the Banks with respect to the NationsBank Letter of Credit and the documents associated therewith, (ii) the term "Agent" when used in this Section 1.2 and Section 5.2(b) hereof shall, when used with respect to the NationsBank Letter of Credit, mean and include NationsBank in its capacity as the issuer of the NationsBank Letter of Credit, (iii) in its capacity as the issuer of the NationsBank Letter of Credit, NationsBank shall have all the benefits and immunities provided to the Agent in
                  Section 13 hereof with respect


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

                  to any acts taken or omissions suffered by it in connection with the NationsBank Letter of Credit and the related Application as if the term "Agent" as used in such Section included NationsBank in its capacity as the issuer of the NationsBank Letter of Credit with respect to such acts or omissions, (iv) all payments by the Borrower on the L/C Obligations with respect to the NationsBank Letter of Credit shall be made to the Agent and then distributed by the Agent to the Banks or NationsBank in accordance with the provisions of this Section 1.2 as modified by this sentence for purposes of the NationsBank Letter of Credit, (v) all payments by the Banks on their Participating Interests in the NationsBank Letter of Credit shall be made to the Agent which shall promptly remit such payments to NationsBank and
                  (vi) all processing and transaction fees called for by
                  Section 5.2(b) hereof shall be paid to NationsBank directly.

        Section 1.04. Maximum Bid Loans. Section 3.1 of the Credit Agreement shall be amended and as so amended shall be restated in its entirety to read as follows:

                           "Section 3.1. Bid Loans. Any Borrower may request the
                  Banks to offer to make uncommitted loans (each a "Bid Loan" and collectively the "Bid Loans") in U.S. Dollars in the manner set forth in this Section 3 and in amounts such that
                  (i) the aggregate Original Dollar Amount of all outstanding Loans (whether Committed Loans or Bid Loans) and L/C Obligations shall not exceed the Commitments then in effect and (ii) only during Calendar Year 1999, the sum of the aggregate Original Dollar Amount of outstanding Loans (whether Committed Loans or Bid Loans) and L/C Obligations (other than the Excluded Standby L/C Obligations) shall not exceed the Borrowing Base as then determined and computed. The Banks may, but shall have no obligation to, make such offers and the Borrowers may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 3. Each Bank may offer to make Bid Loans in any amount (whether greater than, equal to, or less than its Commitment), subject to the limitations (i) that the aggregate Original Dollar Amount of Loans (whether Committed Loans or Bid Loans) and L/C Obligations outstanding at any time shall not at any time exceed the limits set forth in the immediately preceding sentence, (ii) that no Bid Loan shall be made if at the time thereof or immediately after giving effect thereto, the aggregate principal amount of Bid Loans then outstanding would exceed the lesser of the unused Commitments or the Bid Loan Limit and (iii) of the other conditions o f this Section 3."

         Section 1.05. Additional Mandatory Prepayment. The first sentence of Section 4.7(b) of



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the Credit Agreement shall be amended and as so amended shall be restated in its entirety to read as follows:

                           "(b) If (i) the aggregate Original Dollar Amount of
                  outstanding Loans and L/C Obligations shall at any time for any reason exceed the Commitments then in effect, or (ii) the aggregate Original Dollar Amount of outstanding Loans and L/C Obligations (other than the Excluded Standby L/C Obligations) shall at any time during Calendar Year 1999 for any reason exceed the Borrowing Base as then determined and computed, then in either case the Company shall, within three (3) Business Days, pay the amount of such excess to the Agent for the ratable benefit of the Banks as a prepayment of Loans (to be applied to such Loan as the Company shall direct at the time of such payment) and, if necessary, a prefunding of Letters of Credit. Any Event of Default consisting of the failure to make any payment required by this Section to eliminate any such excess with respect to the Borrowing Base during Calendar Year 1999 shall continue in effect (even beyond Calendar Year 1999) unless and until waived in writing by the Banks or cured before any acceleration of the Obligations."

        Section 1.06. Change in Applicable Margin. Section 2.1(c) of the Credit Agreement shall be amended by amending and restating in its entirety the definition of "Applicable Margin" appearing therein to read as follows:

                           "(c) Applicable Margin. With respect to Committed
                  Loans and the facility fee payable under Section 5.1 hereof, the "Applicable Margin" shall mean the rate specified for such Obligation below, subject to quarterly adjustment as hereinafter provided:



                   When Following Status  Applicable Margin    Applicable Margin       Applicable
                   Exists For any Margin  For Domestic Rate    For Eurocurrency        Margin For
                    Determination Date        Loans Is:            Loans Is:        Facility Fee Is:
                    Level I Status             0%                   .500%                 .20%
                    Level II Status            0%                   .750%                 .20%
                    Level III Status           0%                  1.000%                 .20%
                    Level IV Status            0%                  1.250%                 .20%
                    Level V Status             0%                  1.500%                 .20%


                  provided, however, that all of the foregoing percentages set forth in the chart above are subject to the following:

                           (i) on or before the date that is ten (10) Business
                  Days after the latest date by which the Company is required to deliver a Compliance Certificate to the Agent for a given quarterly accounting period pursuant to Section 10.5(b) hereof (each date



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

                  that is ten Business Days after the latest date by which the Company is required to deliver a Compliance Certificate to the Agent being herein referred to as the "Margin Determination Date"), the Agent shall determine whether Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status exists as of the close of the applicable quarterly accounting period (the "quarterly test period") and shall also determine the Debt to Earnings Ratio as of such close, in each case based upon such Compliance Certificate and the financial statements delivered to the Agent under Section 10.5 hereof for such quarterly test period, and shall promptly notify the Company (acting on behalf of the Borrowers) of such determination and of any change in the Applicable Margin resulting therefrom. Any change in the Applicable Margin shall be effective as of such Margin Determination Date, with such new Applicable Margin to continue in effect until the next Margin Determination Date;

                           (ii) during the Lower Interest Coverage Period to the
                  extent not occurring during Calendar Year 1999, the Applicable Margin shall be determined as if the rates specified in the chart above were in each case .375% higher than each rate otherwise specified in the chart above;

                           (iii) other than during Calendar Year 1999, if the
                  Company has not delivered a Compliance Certificate by the date such Compliance Certificate is required to have been delivered under Section 10.5 hereof, but delivers such Compliance Certificate before the next Margin Determination Date, the Applicable Margin shall be the Applicable Margin for Level V Status as if the Lower Interest Coverage Period were in effect as of a time other than Calendar Year 1999. If the Company subsequently delivers such late Compliance Certificate before the next Margin Determination Date, the Applicable Margin established by such Compliance Certificate shall take effect from the date ten (10) Business Days after the date of such delivery and remain effective until such next Margin Determination Date;

                           (iv) during Calendar Year 1999 and thereafter to but
                  not including the Margin Determination Date for the first quarterly test period in the Company's fiscal year 2000, notwithstanding anything herein to the contrary, other than upon the occurrence and during the continuance of an Event of Default, the Applicable Margin for Eurocurrency Loans shall be 2.00%; and

                           (v) if and so long as any Event of Default has
                  occurred and is continuing hereunder during Calendar Year
                  1999,



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

                  notwithstanding anything herein to the contrary, the Applicable Margin shall be the Applicable Margin for Level V Status as if the Lower Interest Coverage Period were in effect as of a time other than Calendar Year 1999."

        Section 1.07. Changed Definitions. Section 7.1 of the Credit Agreement shall be amended by striking the definition of the terms "Consolidated Net Income" and "EBIT" appearing therein and substituting therefor the following new definitions of such terms:

                      "Consolidated Net Income" means, for any period, the net
                  income (or net loss) of the Company and its Subsidiaries for such period computed on a consolidated basis in accordance with GAAP.

                      "EBIT" means, for any period, Consolidated Net Income for
                  such period plus all amounts deducted in arriving at such Consolidated Net Income amount for such period for Interest Expense and for foreign, federal, state and local income tax expense plus the Temporary Add-Back, if any.

        Section 1.08. New Definitions. Section 7.1 of the Credit Agreement shall be amended by inserting in the appropriate alphabetical locations the definitions of the following terms:

                  "Borrowing Base" means, as of any time it is to be determined, the sum of:

                           (a) 85% of the then aggregate outstanding amount of Eligible Domestic Accounts; plus

                           (b) 55% of the value (computed at its cost using the method of inventory valuation applied by the Borrower in accordance with GAAP which reflects such cost on the Borrower's books as its net book value, but in any event after reducing such value as so computed by the aggregate amount of all reserves for obsolescence, slow-moving items, shrinkage and all such other matters as to which GAAP shall from time to time require reserves to adjust such net book value) of Eligible Domestic Inventory; plus

                           (c)   the Fixed Asset Advance; plus

                           (d) 100% of the aggregate value of all cash and marketable securities owned by the Borrowers and each other Domestic Subsidiary;

                  provided that the Borrowing Base shall be computed only as against and on so much of the assets as are included on the certificates to be furnished from time to time by the Company pursuant to Section 10.5(a)(ix) hereof.

                  "Calendar Year 1999" means the period commencing from the First Amendment Effective Date up to and including December 31, 1999.

                  "Eligible Domestic Account" means each account receivable of each Borrower and Domestic Subsidiary that is not unpaid more than 90 days after its original due date (which must be not more than one hundred eighty (180) days subsequent to the original invoice date and which invoice date must not be more than five (5) days after the date of the relevant shipment or performance of the relevant services giving rise to such account receivable).

                  "Eligible Domestic Inventory" means all inventory of each Borrower and Domestic Subsidiary that is located in the United States of America.

                  "Excluded Standby L/C Obligations" means the L/C Obligations in respect of (i) those two certain standby Letters of Credit, each issued by Harris Bank on December 30, 1998 to Pirelli Tire LLC and each in the original amount of $5,000,000 (and thus aggregating $10,000,000), (ii) the NationsBank Letter of Credit and (iii) any standby Letter of Credit issued by Harris Bank to replace the NationsBank Letter of Credit.

                  "First Amendment Effective Date" means the date of the First Amendment to this Agreement.

                  "Fixed Asset Advance" means $50,000,000.

                  "Temporary Add-Back" shall mean (i) $18,000,000 when calculating EBIT with respect to the four consecutive fiscal quarters of the Company ending with the close of the Company's fiscal quarter ending on or about March 31, 1999, (ii) $22,000,000 when calculating EBIT with respect to the four consecutive fiscal quarters of the Company ending with the close of the Company's fiscal quarter ending on or about June 30, 1999, (iii) $22,000,000 when calculating EBIT with respect to the four consecutive fiscal quarters of the Company ending with the close of Company's fiscal quarter ending on or about September 30, 1999 and (iv) $18,000,000 when calculating EBIT with respect to the four consecutive fiscal quarters of the Company ending with the close of the Company's fiscal quarter ending on or about December 31, 1999 (the parties hereto acknowledging and agreeing that the

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


                  Temporary Add-Back shall have no effect in calculating EBIT for any period ending on or at any time after January 1,
                  2000).

        Section 1.09. Borrowing Base Certificate. Section 10.5(a) of the Credit Agreement shall be amended by (i) deleting the reference to "and" appearing at the end of Section 10.5(a)(vii), (ii) deleting the period appearing at the end of Section 10.5(a)(viii) and inserting "; and " in lieu thereof and (iii) inserting the following new subsection (ix) immediately at the end thereof:

                           "(ix) within 30 days after the end of each monthly
                  accounting period of the Company in Calendar Year 1999 (commencing with the monthly accounting period ending on or about February 28, 1999), a written certificate signed by the Company's chief financial officer or corporate controller showing in reasonable detail the computation of the Borrowing Base as of the close of such monthly accounting period, such certificate to be in form and substance reasonably acceptable to the Agent and the Required Banks."

        Section 1.10. Double Negative Pledge. Section 10 of the Credit Agreement shall be amended by adding a new Section 10.27 at the end thereof which Section 10.27 shall be stated to read as follows:

                           "Section 10.27. Double Negative Pledge. The Borrowers
                  will not, and will not permit any Subsidiary to, agree (other than in the Loan Documents) with another party not to pledge, mortgage or otherwise encumber or subject to, or not to permit to exist upon or be subjected to, any lien, security interest or charge upon, any Property (including stock in subsidiaries) at any time owned by any Borrower or Domestic Subsidiary, other than (i) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of any Borrower or Subsidiary, (ii) restrictions on a Subsidiary's Property imposed under agreements relating to indebtedness incurred by such Subsidiary prior to the date on which such Subsidiary was acquired by a Borrower and outstanding on such acquisition date but not incurred in contemplation of such acquisition and (iii) restrictions or conditions imposed by any agreement relating to any secured indebtedness or sale-leaseback transaction in each case permitted by this Agreement if such restrictions or conditions only apply to the Property securing such indebtedness or which is the subject of such sale-leaseback transaction. Notwithstanding the foregoing, this Section shall have no further force and effect if no Default or Event of Default exists as of the date of the Agent's receipt of the Form 10-K or, if earlier, the annual audit report required by Section 10.5 hereof for the Company's fiscal year ending on or about December 31, 1999."

SECTION 2.           CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:


                   (a) The Borrowers and the Required Banks shall have accepted this Amendment in the spaces provided for that purpose below.

                   (b) The Guarantors shall have accepted this Amendment in the spaces provided for that purpose below.

                   (c) The Agent shall have received for the ratable account of the Banks a fee in the amount of 0.20% of the Commitments in consideration of the Banks' agreements in this Amendment.

                   (d) The Agent shall have received, with a sufficient number of copies for each Bank (which the Agent shall properly distribute to each Bank), a Borrowing Base certificate complying with Section 10.5(a)(ix) of the Credit Agreement after giving effect to this Amendment showing the computation of the Borrowing Base as of January 31, 1999.

                   (e) The Agent shall have received, for the account of the Banks, an opinion of the Borrowers' counsel with respect to this Amendment, such opinion to be in form and substance reasonably acceptable to the Agent and the Required Banks.

                   (f) The Borrowers and the Guarantors shall be in full compliance with the terms of the Loan Documents and no Event of Default or Default shall have occurred or be continuing after giving effect to this Amendment.

                   (g) All other legal matters incident to the execution and delivery hereof contemplated hereby and to the transactions contemplated hereby shall be satisfactory to the Agent, the Required Banks and their respective counsel.

Upon the satisfaction of the foregoing conditions precedent, this Amendment shall take effect as of its date below.

SECTION 3.           REPRESENTATIONS REAFFIRMED.

         In order to induce the Agent and the Required Banks to execute and deliver this Amendment, each Borrower hereby represents to the Agent and the Banks that immediately after giving effect to this Amendment, each of the representations and warranties by such Borrower set forth in Section 8 of the Credit Agreement as amended hereby (except those representations that relate expressly to an earlier date) are and shall be true and correct (except that the representations contained in Section 8.4 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Banks pursuant to Section 10.5 of the Credit Agreement) and that such Borrower and the Subsidiaries are and shall be in full compliance with the terms of the Credit Agreement as so amended and the Loan Documents and that no Event of Default or Default shall be continuing or shall result after giving effect to this Amendment.

SECTION 4.           MISCELLANEOUS.

         This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be an original but all of which shall constitute one and the same instrument. Except as specifically waived or amended hereby, all of the terms and conditions of the Credit Agreement shall stand and remain unchanged and in full force and effect. No reference to this Amendment need be made in any note, instrument or other document making reference to the Credit Agreement, any reference to the Credit Agreement in any such note, instrument or other document (including, without limitation, the Loan Documents) to be deemed to be a reference to the Credit Agreement as amended hereby. The Borrowers agree to pay all reasonable out-of-pocket costs and expenses (including attorneys' fees) incurred by the Agent in connection with the preparation, execution and delivery hereof and the documents and transactions contemplated hereby.

         This instrument shall be construed and governed by and in accordance with the laws of the state of Illinois (without regard to principles of conflicts of laws).

                           [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, the Borrowers, the Guarantors and the Required Banks have executed and delivered this Amendment as of the day and year below written.

         Dated as of this 1st day of March, 1999.

                                                 TITAN INTERNATIONAL, INC.


                                                 By /s/ Cheri T. Holley
                                                 ----------------------------
                                                   Its Secretary


                                                 TITAN INVESTMENT CORPORATION


                                                 By /s/ Cheri T. Holley
                                                 ----------------------------
                                                  Its Secretary


                                                 TITAN CREDIT CORPORATION


                                                 By /s/ Cheri T. Holley
                                                 ----------------------------
                                                  Its Secretary

         Each of the undersigned consents to the above Amendment and acknowledges and agrees that all of its obligations under Section 14 of the Credit Agreement and under each relevant Guarantee Agreement dated as of September 17, 1998 (collectively, the "Guaranty") remain in full force and effect for the benefit and security of, among other things, the Credit Agreement as modified hereby. Each of the undersigned further acknowledges and agrees that all references in the Guaranty to the Credit Agreement shall be deemed a reference to the Credit Agreement as amended hereby. Each of the undersigned agrees to execute and deliver any and all instruments or documents as may be required by the Agent or the Required Banks to confirm any of the foregoing. Each of the undersigned agrees that its consent to this Amendment is not required and that its consent to any further amendments of the Credit Agreement shall not be required as a result of this consent having been obtained.

                                                  AUTOMOTIVE WHEELS, INC.

                                                  By /s/ Cheri T. Holley
                                                  -----------------------
                                                   Its Secretary


                                                  TITAN DISTRIBUTION, INC.

                                                  By /s/ Cheri T. Holley
                                                  -----------------------
                                                   Its Secretary


                                                  DYNEER CORPORATION

                                                  By /s/ Cheri T. Holley
                                                  -----------------------
                                                   Its Secretary


                                                  NIEMAN'S LTD.

                                                  By /s/ Cheri T. Holley
                                                  -----------------------
                                                   Its Secretary


                                                  TITAN WHEEL CORPORATION

                                                  By /s/ Cheri T. Holley
                                                  -----------------------
                                                   Its Secretary


                                                  DICO INC.

                                                  By /s/ Cheri T. Holley
                                                  -----------------------
                                                   Its Secretary

                                      TITAN WHEEL CORPORATION OF ILLINOIS

                                      By /s/ Cheri T. Holley
                                      -----------------------------------
                                       Its Secretary


                                      TITAN WHEEL CORPORATION OF IOWA

                                      By /s/ Cheri T. Holley
                                      -----------------------------------
                                       Its Secretary


                                      TITAN WHEEL CORPORATION OF OHIO

                                      By /s/ Cheri T. Holley
                                      -----------------------------------
                                       Its Secretary


                                      TITAN WHEEL CORPORATION OF SOUTH CAROLINA

                                      By /s/ Cheri T. Holley
                                      -----------------------------------
                                       Its Secretary


                                      TITAN WHEEL CORPORATION OF WISCONSIN

                                      By /s/ Cheri T. Holley
                                      -----------------------------------
                                       Its Secretary


                                      TITAN WHEEL CORPORATION OF VIRGINIA

                                      By /s/ Cheri T. Holley
                                      -----------------------------------
                                       Its Secretary


                                      TITAN TIRE CORPORATION

                                      By /s/ Cheri T. Holley
                                      -----------------------------------
                                       Its Secretary


                                      TITAN TIRE CORPORATION OF TENNESSEE

                                      By /s/ Cheri T. Holley
                                      -----------------------------------
                                       Its Secretary

         Accepted and agreed to.

                                HARRIS TRUST AND SAVINGS BANK, in its individual
                                   capacity as a Bank and as Agent

                                By /s/ James H. Colley
                                ----------------------------------
                                 Its Vice President

                                THE FIRST NATIONAL BANK OF CHICAGO

                                By /s/ Michael V. Rhodes
                                ----------------------------------
                                 Its Assistant Vice President

                                NATIONSBANK, N.A.

                                By /s/ Steven K. Ahrenholz
                                ----------------------------------
                                 Its Vice President

                                COMERICA BANK

                                By /s/ Jeffrey E. Peck
                                ----------------------------------
                                 Its Vice President

                                SUNTRUST BANK, ATLANTA

                                By /s/ Linda L. Dash
                                ----------------------------------
                                 Its Vice President

                                ABN AMRO BANK, N.V.

                                By /s/ David C. Sagers   /s/ Douglas R. Elliott
                                -----------------------------------------------
                                 Its Vice President        Group Vice President


                                MICHIGAN NATIONAL BANK

                                By /s/ Teresa L. Irland
                                ----------------------------------
                                 Its Group Manager

                                THE BANK OF NEW YORK

                                By /s/ John M. Lokay, Jr.
                                ----------------------------------
                                 Its Vice President

                                FIRSTAR BANK OF MILWAUKEE, N.A.

                                By /s/ John R. Falb
                                ----------------------------------
                                 Its Vice President